CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated February 21, 2002 in this Registration Statement (Form N-1A No. 002-97596) of Van Eck Funds.


                                                  /s/ Ernst & Young LLP

                                                  ERNST & YOUNG LLP


New York, New York
October 16, 2002